                                                                      EXHIBIT 21

                                    LIST A



                       TURNER BROADCASTING SYSTEM, INC.
                         (WHOLLY-OWNED SUBSIDIARIES)



1.      Atlanta National League Baseball Club, Inc. ("ANLBC")

        ANLBC Subs:     a.      Atlanta Braves, Inc.
                        b.      Braves Productions, Inc.
                        c.      The Stadium Club, Inc.
                       *d.      Atlanta Braves Spring Training Corp.

2.      CR Acquisition Co.
3.      Cable News Network, Inc. ("CNN")

        CNN Subs:       a.      CNN America, Inc.
                        b.      CNN Business News International, Inc.
                        c.      CNN Germany, Inc.
                        d.      Cable News International, Inc.

4.      Castle Rock Entertainment, Inc.
5.      Goodwill Games, Inc. ("GWG")

        GWG Subs:       a.      Gamma Productions, Inc.
                        b.      Turner Leasing Company, Inc. ("TLC")

            TLC Sub:          *1.    Turner Capital Corp.

6.      HB Holding Co. ("HBC")

        HBC Sub:        a.      Hanna-Barbera Entertainment Co., Inc. ("HBEC")

            HBEC Subs:         1.       Hanna-Barbera Enterprises, Inc.
                               2.       Hanna-Barbera Home Video, Inc.
                               3.       Hanna-Barbera Music Corp.
                               4.       Hanna-Barbera Productions, Inc. ("HBPI")

                  HBPI Subs:          a.      Fil-Cartoons, Inc.
                                      b.      Hanna-Barbera B.V.

                               5.       Hanna-Barbera Retail, Inc.
                               6.       R-S Pictures, Inc.
                               7.       Raby-Spar Enterprises, Inc.

  7.    Hanna-Barbera, Inc. ("HB")

        HB Subs:        a.      Barhanna Music, Inc.
                        b.      Hanna-Barbera Cartoons, Inc. ("HBCI")

               HBCI Subs:       1.      Bedrock Productions, Inc.
                                2.      The Endangered Film Company, Inc.

                        c.      Newbar Music, Inc.
                        d.      Orbit City Art Company
                        e.      Vineland Productions, Inc.

  8.    Hawks Basketball, Inc.
  9.    ICC Ventures, Inc.
 10.    New Line Cinema Corporation ("NL")

        NL Subs:        a.      Alex Entertainment, Inc.
                        b.      Juno Pix, Inc.
                        c.      Katja Motion Picture Corp.
                        d.      Lampline, Inc.
                        e.      Mitchell Entertainment, Inc.
                        f.      New Line Distribution, Inc.
                        g.      New Line Home Video, Inc.
                        h.      New Line International Releasing, Inc.
                       *i.      New Line New Media, Inc.
                        j.      New Line Productions, Inc. ("NLP")

            NLP Subs:          1.       Justine Pictures AVV
                               2.       Venus Productions Ltd.

                        k.      New Line Realty of New York, Inc.
                        l.      New Line Television, Inc.
                        m.      New Line Television International Limited
                        n.      Nicolas Entertainment, Inc.

 11.    RET Corporation
 12.    RET Music, Inc.
 13.    Soviet-American Trading Corporation
*14.    TBS Funding Corp.
*15.    Techwood Clearinghouse, Inc.
 16.    Turner Arena Productions and Sales, Inc. ("TAPS")

        TAPS Subs:      a.      Atlanta Coliseum, Inc.
                        b.      The Omni Promotions Management Company
                                ("OPMC")

            OPMC Subs:          1.      Techwood Entertainment, Inc.

                        c.      Seats, Inc.

 17.    Turner Broadcasting Sales, Inc.
*18.    Turner Broadcasting System Asia Pacific, Inc.
 19.    Turner Broadcasting System Limited ("TBSL")

        TBSL Subs:      a.      Castle Rock International (UK) Limited
                       *b.      New Line International Limited
                        c.      Turner Entertainment Networks International
                                        Limited ("TENIL")

                    TENIL Subs:         1.    The Cartoon Network Limited
                                        2.    Turner Network Television Limited

                        d.      Turner Home Entertainment UK Limited
                        e.      Turner International Advertising Sales Limited
                        f.      Turner International Network Sales
                                        Limited ("TINSL")

                    TINSL Sub:          1.    Turner Broadcasting International
                                              Limited

                        g.      Turner International Television Licensing
                                Limited
                        h.      Turner Pictures Worldwide (UK) Limited ("TPWUK")

                         TPWUK Sub:

                           *1.          Woodtech Productions (UK) Limited

*20.    Turner Entertainment Group, Inc. ("TEG")

        TEG Subs:      *a.      Turner Entertainment Networks, Inc. ("TENI")

           TENI Subs:       1.          The Cartoon Network, Inc.
                            2.          Superstation, Inc. ("SSI")

                 SSI Sub:            *a.       Turner Original Productions,
                                               Inc. ("TOPS")

                       TOPS Sub:            1.  TBS Productions, Inc. ("TBSP")

                           TBSP Subs:            a.   North Center Productions,
                                                      Inc.
                                                 b.   Ten 50 Productions, Inc.

                            3.          Turner Classic Movies, Inc.
                           *4.          Turner Entertainment Networks Asia, Inc.
                            5.          Turner Network Television, Inc.

                        b.      Turner Home Entertainment, Inc. ("THE")

            THE Subs:      *1.       Rooftop Productions, Inc.
                            2.       Turner Educational Services, Inc.
                            3.       Turner New Media, Inc.
                            4.       Turner Pictures Worldwide Distribution,
                                     Inc.
                            5.       Turner Publishing, Inc.
                           *6.       Turner Records, Inc.

                        c.      Turner Pictures Group, Inc. ("TPG")

            TPG Subs:       1.       Turner Entertainment Co. ("TEC")

                TEC Subs:         a.    Clarington Productions, Inc.
                                  b.    Elstree Ltd.
                                  c.    Filmland Data Processing Co.
                                  d.    Filmland Production Co.
                                  e.    H-B Distribution Co.
                                  f.    Premier Record Corporation
                                  g.    TEC Bounty Exhibition, Inc.
                                  h.    Turner Affiliated Music, Inc.
                                  i.    Turner Entertainment Associated, Inc.
                                  j.    Turner Entertainment Co. (de Mexico)
                                  k.    Turner Entertainment Distribution
                                        Services, Inc.
                                  l.    Turner Entertainment Film Co.
                                  m.    Turner Entertainment Manila, Inc.
                                  n.    Turner Entertainment Oriental Co., Inc.
                                  o.    Turner Entertainment Pictures of Canada
                                         Limited
                                  p.    Turner Music, Inc.
                                  q.    Turner Tape Storage Co.

                            2.       Turner Pictures Worldwide, Inc. ("TPW")

                TPW Subs:         a.    Colbath, Inc.
                                  b.    Retro, Inc.
                                  c.    TNT Music Publishing, Inc.
                                  d.    Techwood Music, Inc.
                                  e.    Techwood Productions, Inc.
                                  f.    Turner Films, Inc. ("TFI")

                        TFI Subs:       *1.     Horseshoe Productions, Inc.
                                        *2.     Turner Cinema, Inc.

                                  g.    Turner Pages, Inc.

                            3.      Turner Feature Animation, Inc.

 21.    Turner Home Satellite, Inc.
 22.    Turner International, Inc. ("TI")

        TI Subs:        a.      Turner Czech, Inc.
                        b.      Turner Entertainment Co. (de Puerto Rico)
                        c.      Turner International Argentina S.A.
                        d.      Turner International Australia Pty. Limited
                        e.      Turner International Broadcasting Russia, Inc.
                       *f.      Turner International Canada, Inc.
                       *g.      Turner International China, Inc.
                        h.      Turner International do Brasil Ltda.
                        i.      Turner International Asia Pacific Limited
                        j.      Turner International Holding Company
                       *k.      Turner International India Private Limited
                        l.      Turner International Japan, Inc.
                       *m.      Turner International Mexico, S.A. de C.V.
                        n.      Turner International Netherlands B.V.
                        o.      Turner International Television Licensing Co.,
                                Inc.
                       *p.      Turner Productions S.A.
                        q.      Turner Slovakia, Inc.

 23.    Turner Marketing, Inc.
 24.    Turner Music Publishing, Inc. ("TMP")

        TMP Sub:       *a.      Title Match Music, Inc.

 25.    Turner Network Sales, Inc.
 26.    Turner Omni Venture, Inc.
 27.    Turner Private Networks, Inc. ("TPNI")

        TPNI Subs:      a.      AC Holdings, Inc.
                        b.      COC Holdings, Inc.

 28.    Turner Program Services, Inc.
 29.    Turner Properties, Inc.
 30.    Turner Reciprocal Advertising Corporation
 31.    Turner Retail Company
*32.    Turner Second Generation, Inc.
 33.    Turner Security, Inc.
 34.    Turner Sports, Inc. ("TSI")

                TSI Sub:      *a.  Turner Sports International Enterprises, Inc.

        35.     Turner Sports Programming, Inc.
        36.     Turner Teleport, Inc.
        37.     World Championship Wrestling, Inc.**


     *New Subsidiary
    **100 shares of non-voting Class B common stock owned by Jim Crockett Promotions, Inc.

                                    LIST B

                       TURNER BROADCASTING SYSTEM, INC.

                      ALPHABETICAL LIST OF SUBSIDIARIES

        1.      AC Holdings, Inc. (27a)
        2.      Alex Entertainment, Inc. (10a)
        3.      Atlanta Braves, Inc. (1a)
    *   4.      Atlanta Braves Spring Training Corp. (1d)
        5.      Atlanta Coliseum, Inc. (16a)
        6.      Atlanta National League Baseball Club, Inc. (1)
        7.      Barhanna Music, Inc. (7a)
        8.      Bedrock Productions, Inc. (7b1)
        9.      Braves Productions, Inc. (1b)
       10.      CNN America, Inc. (3a)
       11.      CNN Business News International, Inc. (3b)
       12.      CNN Germany, Inc. (3c)
       13.      COC Holdings, Inc. (27b)
       14.      CR Acquisition Co. (2)
       15.      Cable News International, Inc. (3d)
       16.      Cable News Network, Inc. (3)
       17.      The Cartoon Network, Inc. (20a1)
       18.      The Cartoon Network Limited (19c1)
       19.      Castle Rock Entertainment, Inc. (4)
       20.      Castle Rock International (UK) Limited (19a)
       21.      Clarington Productions, Inc. (20c1a)
       22.      Colbath, Inc. (20c2a)
       23.      Elstree Ltd. (20c1b)
       24.      The Endangered Film Company, Inc. (7b2)
       25.      Fil-Cartoons, Inc. (6a4a)
       26.      Filmland Data Processing Co. (20c1c)
       27.      Filmland Production Co. (20c1d)
       28.      Gamma Productions, Inc. (5a)
       29.      Goodwill Games, Inc. (5)
       30.      H-B Distribution Co. (20c1e)
       31.      HB Holding Co. (6)
       32.      Hanna-Barbera B.V. (6a4b)
       33.      Hanna-Barbera Cartoons, Inc. (7b)
       34.      Hanna-Barbera Enterprises, Inc. (6a1)
       35.      Hanna-Barbera Entertainment Co., Inc. (6a)
       36.      Hanna-Barbera Home Video, Inc. (6a2)
       37.      Hanna-Barbera, Inc. (7)
       38.      Hanna-Barbera Music Corp. (6a3)
       39.      Hanna-Barbera Productions, Inc. (6a4)

        40.     Hanna-Barbera Retail, Inc. (6a5)
        41.     Hawks Basketball, Inc. (8)
      * 42.     Horseshoe Productions, Inc. (20c2f1)
        43.     ICC Ventures, Inc. (9)
        44.     Juno Pix, Inc. (10b)
        45.     Justine Pictures AVV (10j1)
        46.     Katja Motion Picture Corp. (10c)
        47.     Lampline, Inc. (10d)
        48.     Mitchell Entertainment, Inc. (10e)
        49.     Newbar Music, Inc. (7c)
        50.     New Line Cinema Corporation (10)
        51.     New Line Distribution, Inc. (10f)
        52.     New Line Home Video, Inc. (10g)
        53.     New Line International Limited (19b)
        54.     New Line International Releasing, Inc. (10h)
      * 55.     New Line New Media, Inc. (10i)
        56.     New Line Productions, Inc. (10j)
        57.     New Line Realty of New York, Inc. (10k)
        58.     New Line Television, Inc. (10l)
        59.     New Line Television International Limited (10m)
        60.     Nicolas Entertainment, Inc. (10n)
        61.     North Center Productions, Inc. (20a2a1a)
        62.     The Omni Promotions Management Company (16b)
        63.     Orbit City Art Company (7d)
        64.     Premier Record Corporation (20c1f)
        65.     RET Corporation (11)
        66.     RET Music, Inc. (12)
        67.     R-S Pictures, Inc. (6a6)
        68.     Raby-Spar Enterprises, Inc. (6a7)
        69.     Retro, Inc. (20c2b)
        70.     Rooftop Productions, Inc. (20b1)
        71.     Seats, Inc. (16c)
        72.     Soviet-American Trading Corporation (13)
        73.     The Stadium Club, Inc. (1c)
        74.     Superstation, Inc. (20a2)
        75.     TBS Funding Corp. (14)
        76.     TBS Productions, Inc. (20a2a1)
        77.     TEC Bounty Exhibition, Inc. (20clg)
        78.     TNT Music Publishing, Inc. (20c2c)
      * 79.     Techwood Clearinghouse, Inc. (15)
        80.     Techwood Entertainment, Inc. (16b1)
        81.     Techwood Music, Inc. (20c2d)
        82.     Techwood Productions, Inc. (20c2e)
        83.     Ten 50 Productions, Inc. (20a2a1b)

        84.     Title Match Music, Inc. (24a)
        85.     Turner Affiliated Music, Inc. (20c1h)
        86.     Turner Arena Productions and Sales, Inc. (16)
        87.     Turner Broadcasting International Limited (19f1)
        88.     Turner Broadcasting Sales, Inc. (17)
        89.     Turner Broadcasting System Asia Pacific, Inc. (18)
        90.     Turner Broadcasting System Limited (19)
        91.     Turner Cinema, Inc. (20c2f2)
        92.     Turner Capital Corp. (5b1)
        93.     Turner Classic Movies, Inc. (20a3)
        94.     Turner Czech, Inc. (22a)
        95.     Turner Educational Services, Inc. (20b2)
        96.     Turner Entertainment Associated, Inc. (20c1i)
        97.     Turner Entertainment Co. (20c1)
        98.     Turner Entertainment Co. (de Mexico)(20c1j)
        99.     Turner Entertainment Co. (de Puerto Rico)(22b)
       100.     Turner Entertainment Distribution Services, Inc. (20c1k)
       101.     Turner Entertainment Film Co. (20c1l)
      *102.     Turner Entertainment Group, Inc. (20)
       103.     Turner Entertainment Manila, Inc. (20c1m)
      *104.     Turner Entertainment Networks Asia, Inc. (20a4)
      *105.     Turner Entertainment Networks, Inc. (20a)
       106.     Turner Entertainment Networks International Limited (19c)
       107.     Turner Entertainment Oriental Co., Inc. (20c1n)
       108.     Turner Entertainment Pictures of Canada Limited (20c1o)
      *109.     Turner Feature Animation, Inc. (20c3)
       110.     Turner Films, Inc. (20c2f)
       111.     Turner Home Entertainment, Inc. (20b)
       112.     Turner Home Entertainment UK Limited (19d)
       113.     Turner Home Satellite, Inc. (21)
       114.     Turner International Advertising Sales Limited (19e)
       115.     Turner International Argentina S.A. (22c)
       116.     Turner International Australia Pty. Limited (22d)
       117.     Turner International Broadcasting Russia, Inc. (22e)
      *118.     Turner International Canada, Inc. (22f)
      *119.     Turner International China, Inc. (22g)
       120.     Turner International do Brasil Ltda. (22h)
       121.     Turner International Asia Pacific Limited (22i)
       122.     Turner International Holding Company (22j)
       123.     Turner International, Inc. (22)
      *124.     Turner International India Private Limited (22k)
       125.     Turner International Japan, Inc. (22l)
      *126.     Turner International Mexico, S.A. de C.V. (22m)
       127.     Turner International Netherlands B.V. (22n)

        128.    Turner International Network Sales Limited (19f)
        129.    Turner International Television Licensing Co., Inc. (22o)
        130.    Turner International Television Licensing Limited (19g)
        131.    Turner Leasing Company, Inc. (5b)
        132.    Turner Marketing, Inc. (23)
        133.    Turner Music, Inc. (20c1p)
        134.    Turner Music Publishing, Inc. (24)
        135.    Turner Network Sales, Inc. (25)
        136.    Turner Network Television, Inc. (20a5)
        137.    Turner Network Television Limited (19c2)
        138.    Turner New Media, Inc. (20b3)
        139.    Turner Omni Venture, Inc. (26)
       *140.    Turner Original Productions, Inc. (20a2a)
        141.    Turner Pictures Group, Inc. (20c)
        142.    Turner Pages, Inc. (20c2g)
        143.    Turner Pictures Worldwide Distribution, Inc. (20b4)
        144.    Turner Pictures Worldwide, Inc. (20c2)
        145.    Turner Pictures Worldwide (UK) Limited (19h)
        146.    Turner Private Networks, Inc. (27)
       *147.    Turner Productions S.A. (22p)
        148.    Turner Program Services, Inc. (28)
        149.    Turner Properties, Inc. (29)
        150.    Turner Publishing, Inc. (20b5)
        151.    Turner Reciprocal Advertising Corporation (30)
       *152.    Turner Records, Inc. (20b6)
        153.    Turner Retail Company (31)
       *154.    Turner Second Generation, Inc. (32)
        155.    Turner Security, Inc. (33)
        156.    Turner Slovakia, Inc. (22q)
        157.    Turner Sports, Inc. (34)
        158.    Turner Sports International Enterprises, Inc. (34a)
        159.    Turner Sports Programming, Inc. (35)
        160.    Turner Tape Storage Co. (20c1q)
        161.    Turner Teleport, Inc. (36)
        162.    Venus Productions Ltd. (10j2)
        163.    Vineland Productions, Inc. (7e)
        164.    Woodtech Productions (UK) Limited (19h1)
        165.    World Championship Wrestling, Inc. (37)


      *New Subsidiary